Exhibit 99.(n)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Permal Global Active Strategies Fund

We consent to the use of our report, dated June 18, 2008, included herein, for Legg Mason Permal Global Active Strategies Fund, as of June 16, 2008, and to the reference to our firm under the heading “ACCOUNTANTS AND LEGAL COUNSEL” in the Prospectus.

New York, New York

June 20, 2008

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Permal Global Active Strategies TEI Fund

We consent to the use of our report, dated June 18, 2008, included herein, for Legg Mason Permal Global Active Strategies TEI Fund, as of June 16, 2008, and to the reference to our firm under the heading “ACCOUNTANTS AND LEGAL COUNSEL” in the Prospectus.

New York, New York

June 20, 2008

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Permal Global Active Strategies Master Fund

We consent to the use of our report, dated June 18, 2008, included herein, for Legg Mason Permal Global Active Strategies Master Fund, as of June 16, 2008.

New York, New York

June 20, 2008